American Beacon Stephens Mid-Cap Growth Fund
American Beacon Stephens Small Cap Growth Fund

Supplement dated January 13, 2026 to the

Statement of Additional Information dated May 1, 2025

On December 31, 2025, Warren Stephens transferred 75% of his voting interests in Stephens Investment Management Group, LLC (“Stephens” or “the Sub-Advisor”), the sub-advisor to the American Beacon Stephens Mid-Cap Growth Fund and the American Beacon Stephens Small Cap Growth Fund (collectively, the “Funds”), in equal shares, to trusts controlled by each of the following: Miles Stephens, John Stephens, and Laura Brookshire (the “Transaction”). Mr. Stephens continues to retain 25% of the voting interests in Stephens and his other interests in Stephens and Stephens Investments Holdings LLC, the parent company of Stephens. Following the Transaction, no owner of the Sub-Advisor owns more than 25% of the outstanding voting interests, and therefore such owners are presumed not to be control persons. Therefore, effective immediately, the following changes are made to the Funds’ Statement of Additional Information:

On pages 26-27 of the Statement of Additional Information, under the heading “Investment Advisory Agreement,” the first paragraph and the table are deleted in their entirety and replaced with the following:

The Funds’ sub-advisor is Stephens Investment Management Group, LLC (“Stephens”). According to the Investment Company Act, a person or entity with control with respect to an investment advisor has “the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company.” No owner of Stephens owns more than 25% of the outstanding voting interests of Stephens, and therefore such owners are presumed not to be control persons. Persons and entities affiliated with the sub-advisor may be considered affiliates of the Funds.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

20260113-STEPHENS-SAI